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PMC-Sierra, Inc.

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--------------------------------------------------------------------------------

                                PMC-SIERRA, INC.

                               3975 Freedom Circle
                          Santa Clara, California 95054
                                 (408) 369-1176

                    Notice of Annual Meeting of Stockholders


TIME                        1:30 p.m. on Thursday May 31, 2001

PLACE                       Allentown Hilton
                            904 Hamilton Mall
                            Allentown, Pennsylvania

ITEMS OF BUSINESS           (1) To elect  directors  to serve until
                            PMC's 2002 Annual Meeting of Stockholders. The nominees for the Board of Directors are Robert
                            Bailey,  James Diller,  Alexandre  Balkanski,  Colin
                            Beaumont, and Frank Marshall.

                            (2) To ratify the appointment of Deloitte & Touche LLP as PMC's independent auditors.

                            (3) To consider such other business as may properly come before the annual meeting.

RECORD DATE                 You  are  entitled  to  vote  if  you  were  a
                            stockholder at the close of business on April 19, 2001.

ANNUAL MEETING ADMISSION    All PMC stockholders are cordially
                            invited to attend the annual meeting in person. The annual meeting will begin promptly at 1:30 p.m.

VOTING BY PROXY             Please  submit a proxy as soon as possible
                            so that your shares can be voted at the annual meeting in accordance with your instructions. For specific instructions on voting, please refer to the instructions on the proxy card.


                                          /s/ Robert Bailey
                                          President, Chief Executive Officer and
                                          Chairman of the Board of Directors


This proxy statement and accompanying proxy card are being distributed on or about May 2, 2001.
--------------------------------------------------------------------------------


                       2001 ANNUAL MEETING OF STOCKHOLDERS
                  NOTICE OF ANNUAL MEETING AND PROXY STATEMENT
                                TABLE OF CONTENTS

Notice of Annual Meeting of Stockholders.......................................1

Proposal No. 1 Election of Directors...........................................3

Board Structure................................................................5

Director Compensation..........................................................7

Common Stock Ownership of Certain Beneficial Owners and Management.............9

Executive Compensation........................................................10

Summary Compensation Table....................................................10

Option Grants in Last Fiscal Year.............................................10

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End
   Option Values..............................................................11

Compensation Committee Report On Executive Compensation.......................13

Stock Price Performance Graph.................................................15

Audit Committee Report........................................................16

Proposal No. 2 Ratification of Appointment of Independent Auditors............17

Questions and Answers about the Proxy Materials and the Annual Meeting........18
         Why am I receiving these materials?..................................18
         What information is contained in these materials?....................18
         What proposals will be voted on at the annual meeting?...............18
         What is the Board's voting recommendation?...........................18
         Which of my shares can be voted?.....................................18
         What is the difference between holding shares as a stockholder of record and as a beneficial owner?..............................18
         How can I vote my shares in person at the annual meeting?............19
         How can I vote my shares without attending the annual meeting?.......19
         Can I change my vote?................................................19
         How are votes counted?...............................................19
         What is the voting requirement to approve each of the proposals?.....19
         What does it mean if I receive more than one proxy or voting instruction card?.................................................19
         Where can I find the voting results of the annual meeting?...........19
         What happens if additional proposals are presented at the annual meeting?..........................................................20
         What class of shares is entitled to be voted?........................20
         What is the quorum requirement for the annual meeting?...............20
         Who will count the vote?.............................................20
         Is my vote confidential?.............................................20
         Who will bear the cost of soliciting votes for the annual meeting?...20 May I propose actions for consideration at next year's annual meeting of stockholders or nominate individuals to serve as directors?........................................................21

Appendix A - Audit Committee Charter.........................................A-1




                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         PMC's Bylaws currently provide for a board of five directors. PMC currently proposes to elect a board of five directors at the annual meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five nominees of the Board of Directors named below, all of whom are presently directors of PMC. If any nominee is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee designated by the proxy holders to fill the vacancy. PMC does not expect that any nominee will be unable or will decline to serve as a director. If additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in order to elect as many of the nominees listed below as possible, and in such event, the specific nominees to be voted for will be determined by the proxy holders. The term of office of each person elected as a director will continue until the next annual meeting of stockholders or until the director's successor has been elected. The following table sets forth information regarding our directors as of April 19, 2001.

Recommendation

 TheBoard of Directors unanimously recommends a vote FOR the nominees listed below:

                                                                        Director
    Name of Nominee     Age             Principal Occupation             Since
----------------------- ---  ------------------------------------------ --------
Robert Bailey            43  President, Chief Executive Officer and       1996
                               Chairman of the Board of Directors, PMC
James Diller             65  Vice Chairman, Board of Directors, PMC       1983
Alexandre Balkanski      40  General Partner, Benchmark Capital           1993
Colin Beaumont           60  Management Consultant                        1997
Frank Marshall           54  Interim Chief Executive Officer, Covad       1996
                               Communications Group, Inc.



     Robert Bailey

         Mr. Bailey has been a director of PMC since October 1996. Mr. Bailey has served as PMC's President and Chief Executive Officer since July 1997 and was appointed as Chairman of the Board in February 2000. Prior to his present position, Mr. Bailey served as President, Chief Executive Officer and director of PMC's principal subsidiary, a Canadian corporation named PMC-Sierra, Ltd. ("LTD") since December 1993. Prior to joining LTD, Mr. Bailey was employed by AT&T-Microelectronics from August 1989 to November 1993 where he served as Vice President of Integrated Microperipheral Products and at Texas Instruments in various management assignments from June 1979 to August 1989. He also serves as a member of the Board of Copper Mountain Networks.

     James Diller

         Mr. Diller, a founder of PMC, served as PMC's Chief Executive Officer from 1983 to July 1997 and as President from 1983 to July 1993. Mr. Diller served as a director of PMC since PMC's formation in 1983. Mr. Diller served as the Chairman of PMC's Board of Directors from July 1993 until February 2000, at which time he became Vice Chairman of the Board. Mr. Diller served as Chief Financial Officer of PMC from its formation until July 1987. He has served on the Board of LTD since its formation. He also serves as the Chairman of the Board of Elantec Semiconductor, Inc., is President and Chairman of the Board of Summit Microelectronics, a privately held company, and serves on the Board of Sierra Wireless, Inc.

     Alexandre Balkanski

         Dr. Balkanski has been a director of PMC since August 1993. Since May 2000, Dr. Balkanski has been a General Partner at Benchmark Capital. In July 1988, Dr. Balkanski co-founded C-Cube Microsystems, Inc., a developer of integrated circuits and software. Dr. Balkanski held a variety of senior management positions with C-Cube, and served as its President and Chief Executive Officer until May 2000. Dr. Balkanski currently serves on the Board of C-Cube.

     Colin Beaumont

         Mr. Beaumont has been a director of PMC since April 1997. Mr. Beaumont served as Chief Executive Officer of Plaintree Systems, Inc. from June 1998 until February 1999 and as Chief Technology Officer from February 1999 until July, 1999. Mr. Beaumont served as a board member of Plaintree Systems, Inc. until August 1999 and as a board member of Bell Emergis from August 1998 until March 1999. In 1995, Mr. Beaumont retired from Nortel where he was the Chief Engineer of BNR, the largest commercial research and development facility in Canada. Mr. Beaumont has served as a director of LTD since 1992 and is currently a management consultant.

     Frank Marshall

         Mr. Marshall has been a director of PMC since April 1996. Mr. Marshall is currently interim Chief Executive Officer of Covad Communications Group, Inc. Previously, Mr. Marshall was Vice President, General Manager of Cisco Systems Inc.'s Core Products Business Unit. Mr. Marshall has also served as Vice President of Engineering for Cisco Systems Inc. from April 1992 to July 1995. He also serves on the Board of Directors of Covad Communications Group, Inc., Vina Technologies, Inc, and several private companies. Mr. Marshall also serves on the technical advisory board of several high technology companies, is a member of the technical advisory Board of Interwest Partners and is a Venture Partner at Sequoia Capital.

Vote Required

         The five nominees for director receiving the highest number of affirmative votes of shares entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under Delaware law.



                                 BOARD STRUCTURE

         The Board has 5 directors and the following 6 committees: (1) Audit Committee, (2) Compensation Committee, (3) Benefit Plans Committee, (4) Stock Option Committee, (5) Capital Expenditures Committee, and (6) Nominating Committee. The membership during the 2000 fiscal year and the function of each committee are described below. During the 2000 fiscal year, the Board held 12 meetings. Each director attended at least 75% of all Board and applicable committee meetings except for Mr. Beaumont.

                                                         Benefit     Stock         Capital
       Name of Director          Audit   Compensation    Plans (1)   Option(1)  Expenditures(2)   Nominating
 ------------------------------ ------- --------------- ----------- ----------- --------------- ---------------
 Non-Employee Directors:
   James Diller                               X                                                        X
   Alexandre Balkanski             X          X
   Colin Beaumont                  X                                                                   X
   Frank Marshall                  X
 Employee Directors:
   Robert Bailey                                            X           X


X = Committee member
(1) Consists of Mr. Bailey and any other one director.
(2) Consists of any three directors, two of whom must be non-employee directors.

Audit Committee

         The Audit Committee is responsible for monitoring PMC's auditing, accounting, financial reporting and internal control functions and for the selection of independent auditors. In addition, the committee is expected to monitor the quality of PMC's accounting principles and financial reporting, PMC's compliance with foreign trade regulations, as well as the independence of, and the non-audit services provided by, PMC's independent auditors.

         In discharging its duties, the Audit Committee is expected to:

o        recommend to the Board the independent auditors to be retained;

o review and approve the scope of the annual audit and the independent auditors' fees;

o meet independently with PMC's internal auditing staff, independent auditors and senior management;

o review the general scope of PMC's accounting, financial reporting, annual audit and internal audit programs, matters relating to internal control systems and results of the annual audit; and

o        review   disclosures   from  PMC's   independent   auditors   regarding
         Independence Standards Board Standard No. 1.

Compensation Committee

         The Compensation Committee which consists of Mr. Diller and Dr. Balkanski generally meets on the same date as the Board of Directors, and in addition held two (2) meetings in fiscal 2000. The Compensation Committee reviews and makes recommendations to the Board concerning PMC's executive compensation policy, bonus plans and equity incentive plans. The Compensation Committee has authority to (i) grant options to individuals subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and
(ii) grant options to purchase more than 25,000 shares of PMC's Common Stock.

Benefit Plans Committee

         The Benefit Plans Committee, which consists of Mr. Bailey and any other one director, was established in July 1999 and held no meetings in 2000. The Benefit Plans Committee has authority to administer and amend any benefit plan of PMC or any PMC subsidiary.

Stock Option Committee

         The Stock Option Committee, which consists of Mr. Bailey and any other one director, took action by written consent on several occasions in 2000. The Stock Option Committee has authority to grant stock options to purchase up to 25,000 shares of PMC's Common Stock to individuals not subject to Section 16 of the Exchange Act.

Capital Expenditures Committee

         The Capital Expenditures Committee, which consists of three directors, two of whom must be non-employee directors, was established in October 1998. The Capital Expenditures Committee held four meetings and took action by written consent on one occasion in 2000. The Capital Expenditures Committee has authority to approve capital expenditures.

Nominating Committee

         The Nominating Committee, which consists of Mr. Diller and Mr. Beaumont, was established in February 2001. The Nominating Committee is to propose a slate of directors for appointment by PMC's stockholders at each annual meeting and candidates to fill any vacancies on the Board. The Nominating Committee is currently considering increasing the size of the Board to six directors. At present, the Nominating Committee has not recommended any candidate to the Board as a potential sixth member, but the Committee expects to be in a position to make such a recommendation by mid-June of 2001.


                              DIRECTOR COMPENSATION

         The following table provides information on PMC's compensation and reimbursement practices during the 2000 fiscal year for non-employee directors. Directors who are employed by PMC do not receive any compensation for their Board activities.

                               Compensation Table
                            for the 2000 Fiscal Year

Annual Director Retainer.............................................  $  12,000
Additional Director Retainer per Board Meeting Attended..............  $   1,000
One Time Initial Grant to Non-Employee Directors of
   PMC Stock Options..........................................  40,000 shares(1)
Annual Grant to Non-Employee Directors of PMC Stock Options...  10,000 shares(2)

(1) Under  PMC's  1994  Stock   Incentive  Plan,   non-employee   directors  are
    automatically granted options to purchase 40,000 shares of PMC Common Stock upon initial election or appointment.

(2) Under PMC's 1994 Stock Incentive Plan, incumbent, non-employee directors who are re-elected to the Board are automatically granted options to purchase 10,000 shares of PMC Common Stock.

         In 2000, Mr. Marshall, Mr. Beaumont and Dr. Balkanski each received an option grant to purchase 5,000 shares of PMC's Common Stock. Pursuant to Proposal 4 approved at last year's annual meeting, Mr. Diller received an option grant to purchase 40,000 shares of PMC's Common Stock. All of the above options become exercisable as to 1/4th of the shares subject to the option after one year and thereafter 1/48th of the shares subject to the option are exercisable at the end of each calendar month, with full vesting occurring on the fourth anniversary of the date of grant.

         In 2001, non-employee directors who are re-elected to the Board will receive an automatic option grant to purchase 10,000 shares of PMC's Common Stock on the date of their re-election. These options become exercisable as to 1/48th of the shares subject to the option at the end of each calendar month from the date of grant, with full vesting occurring on the fourth anniversary of the date of grant.

         PMC has agreed to indemnify each director and officer against certain claims and expenses for which the director might be held liable in connection with past or future services to PMC and its subsidiaries. In addition, PMC maintains an insurance policy insuring its officers and directors against such liabilities.

                               EXECUTIVE OFFICERS

    Name of Officer    Age                        Position
---------------------- ----  ---------------------------------------------------
Robert Bailey           43   President, Chief Executive Officer and
                              Chairman of the Board
Gregory Aasen           45   Chief Operating Officer
John Sullivan           54   Vice President, Finance and Chief Financial Officer
Glenn Bindley           47   Vice President and General Manager
Haresh Patel            39   Vice President, Sales
Steffen Perna           43   Vice President and General Manager
Thomas Riordan          44   Vice President and General Manager


         Mr. Aasen

         Mr. Aasen has served as Chief Operating Officer of PMC since February 1997. Mr. Aasen is a founder of LTD and served as its Chief Operating Officer and Secretary since its formation in June 1992. He has served as a director of LTD since August 1994 and currently serves on the Board of Sierra Wireless, Inc. Prior to joining LTD, Mr. Aasen was a General Manager of PMC, a division of MPR Teltech, Ltd.

         Mr. Sullivan

         Mr. Sullivan joined PMC in April 1997 as Vice President, Finance and Chief Financial Officer. Prior to joining PMC, he was employed by Semitool Inc., a semiconductor equipment manufacturer, as Vice President Finance from 1993 to 1997. Prior to his employment with Semitool Inc., Mr. Sullivan was employed by United Dominion Industries and Arthur Young & Company.

         Mr. Bindley

         Mr. Bindley joined PMC in 1993 as Manager of Strategic Marketing. From October 1997 to October 1998, Mr. Bindley served as Director, Strategic Marketing and since October 1998 has served as Vice President and General Manager.

         Mr. Patel

         Mr. Patel has served as Vice President, Sales for PMC since February 1997. Mr. Patel joined PMC in October 1994 as Director of Sales and served in that position until August 1996. Prior to becoming Vice President, Sales for PMC, Mr. Patel was employed by Odeum Microsystems Inc., a electronic equipment manufacturer and subsidiary of Hyundai Electronics Industries Co., Ltd.

         Mr. Perna

         Mr. Perna joined PMC in March 1995 as Vice President of Marketing and Business Development. Since September 1998, Mr. Perna has served as Vice President and General Manger. Prior to joining PMC, Mr. Perna was employed for 15 years at Texas Instruments where he was a Director of Marketing in the Semiconductor Group. In addition to other responsibilities, Mr. Perna was Product Manager for Texas Instruments' ATM and SONET/SDH product business.

         Mr. Riordan

         Mr. Riordan joined PMC in August 2000 as Vice President and General Manager. Prior to joining PMC, Mr. Riordan served as President and Chief Executive Officer of Quantum Effect Devices from 1991 to 2000. From February 1985 to June 1991, Mr. Riordan served in various design and managerial roles most recently as director of research and development at MIPS Computer Systems, Inc., a semiconductor design company.



       COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth information, as of March 31, 2001 concerning:

o beneficial ownership of PMC's common stock by all persons known to PMC to be the beneficial owners of 5% or more of PMC's common stock;

o beneficial ownership of PMC's common stock by all directors and executive officers named in the Summary Compensation Table herein; and

o beneficial ownership of PMC's common stock by all directors and executive officers as a group.

         The number of shares beneficially owned by each entity, person, director or executive officer is determined under the rules of the U.S. Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire as of May 30, 2001, 60 days after March 31, 2001, through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power, or shares such powers with his or her spouse, with respect to the shares set forth in the following table.

                                                                                                          Approximate
                                                                                                          Percentage
                                    Name (1)                                        Number of Shares       Ownership
--------------------------------------------------------------------------------    ----------------     -------------
Capital Research and Management Company(2)(3)..................................        18,548,230           11.3%
James Diller(4)................................................................         3,141,160            1.9%
Robert Bailey(5)...............................................................         3,081,084            1.9%
Gregory Aasen(6)...............................................................         1,778,782            1.1%
John Sullivan(7)...............................................................           409,333              *
Alexandre Balkanski(8).........................................................           179,897              *
Colin Beaumont(9)..............................................................            91,186              *
Frank Marshall(10).............................................................           279,478              *
All current directors and executive officers as a group(11 persons)(11)........        11,004,613            6.5%
-----------------------------

*     Less than 1%.

(1) The beneficial owners named in the table have sole voting and investment power with respect to the shares, except as indicated.

(2) Based on statements filed with the Securities and Exchange Commission pursuant to Sections 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended. PMC has not independently verified these statements or more current holdings of such stockholders.

(3) Capital Research and Management Company beneficially owns 18,548,230 shares of PMC Common Stock. The address of Capital Research and Management Company is 333 South Hope Street, Los Angeles, California 90071.

(4) Includes 1,082,068 shares subject to options exercisable within 60 days after March 31, 2001.

(5) Includes 1,516,725 shares subject to options exercisable within 60 days after March 31, 2001. Also includes 1,181,807 shares issuable upon redemption of LTD Special Shares, and 73,328 shares issuable upon redemption of LTD Special Shares subject to options exercisable within 60 days after March 31, 2001.

(6) Includes 1,159,793 shares subject to options exercisable within 60 days after March 31, 2001 and 23,600 shares held by Mr. Aasen's two sons. Also includes 331,922 issuable upon redemption of LTD Special Shares, 101,534 shares issuable upon redemption of LTD Special Shares held by Mr. Aasen's wife and 63,012 shares issuable upon redemption of LTD Special Shares held by Mr. Aasen's two sons.

(7) Includes 337,098 shares subject to options exercisable within 60 days of March 31, 2001, 5,135 shares held by Mr. Sullivan's wife and 10,000 shares held in an individual retirement account.

(8) Includes 20,207 shares subject to options exercisable within 60 days after March 31, 2001.

(9) Includes 87,186 shares subject to option exercisable within 60 days after March 31, 2001.

(10) Includes 117,186 shares subject to options exercisable within 60 days of March 31, 2001. Also includes 123,328 shares held by Timark, L.P. Mr. Marshall is a General Partner of Timark, L.P. and disclaims beneficial ownership except to the extent of his pecuniary interest therein.

(11) Includes 5,382,511 shares subject to options exercisable within 60 days after March 31, 2001 held by the current executive officers and directors listed above and four officers not listed above. Also includes 378,862 shares issuable upon redemption of LTD Special Shares subject to options exercisable within 60 days after March 31, 2001 held by one officer listed above and one officer not listed above and 1,854,759 shares issuable upon redemption of LTD Special Shares held by two officers listed above and one officer not listed above. See notes (4) through (10) above.


                             EXECUTIVE COMPENSATION

         The following table sets forth certain compensation information for the Chief Executive Officer and the two other executive officers of PMC who, based on their salary and bonus compensation, were the most highly compensated for the fiscal year ended December 31, 2000 (the "Named Executive Officers"). All information set forth in this table reflects compensation earned by these individuals for services with PMC for the fiscal year ended December 31, 2000. PMC determined in February, 2001 that Glenn Bindley, Haresh Patel, Steffen Perna and Thomas Riordan had become executive officers. They were not executive officers during fiscal 2000. As a result, the only Named Executive Officers of PMC during fiscal 2000 were Robert Bailey, Gregory Aasen and John Sullivan.


                           SUMMARY COMPENSATION TABLE

                                                                                             Long-Term
                                                                                          Compensation(1)
                                                                                            Securities        All Other
                                                                Annual Compensation         Underlying       Compensation
                                                            ---------------------------   ----------------  --------------
       Name and Principal Position                Year       Salary ($)      Bonus ($)      Options (#)         ($)(2)
-------------------------------------------      ------     -----------     ----------    ----------------  --------------
Robert Bailey.............................        2000        259,348          651,870              0          6,860(3)
   President, Chief Executive Officer and         1999        254,279          469,735      1,260,000          7,248(4)
   Chairman of the Board of Directors             1998        230,185          456,019        600,000          9,765(5)

Gregory Aasen.............................        2000        196,717          301,612              0            398
   Chief Operating Officer                        1999        198,634          231,314        820,000            362
                                                  1998        168,968          238,060        400,000            364

John Sullivan.............................        2000        166,677          192,156              0            360
   Vice President Finance                         1999        164,919          140,420        240,000          1,150
   and Chief Financial Officer                    1998        140,165          141,376        100,000            483


(1)   PMC made no restricted stock awards during the period presented.
(2)   Life insurance premiums, except as indicated in Notes (3), (4) and (5).
(3)   Includes $360 for life insurance premium and $6,500 for tax preparation.
(4)   Includes $486 for life insurance premium and $6,762 for tax preparation.
(5)   Includes $798 for life insurance premium and $8,967 for tax preparation.


                        OPTION GRANTS IN LAST FISCAL YEAR

         No options to acquire shares of PMC common stock were granted to the Named Executive Officers listed in the Summary Compensation Table during the fiscal year ended December 31, 2000.


               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES

         The following table shows aggregate exercises of options to purchase PMC's common stock in the fiscal year ended December 31, 2000, by the Named Executive Officers.


                                                                  Number of Securities
                                                                 Underlying Unexercised           Value of Unexercised
                                                                   Options at Fiscal        In-The-Money Options at Fiscal
                                   Shares                             Year-End (#)(3)                Year-End($)(4)
                                 Acquired on    Value          --------------------------- --------------------------------
            Name                 Exercise(1)   Realized(2)     Exercisable  Unexercisable   Exercisable      Unexercisable
----------------------------   -------------- -------------    ------------  ------------- -------------     --------------

Robert Bailey..............       110,463      $23,699,046      1,735,053      890,000     117,664,023       44,358,729
Gregory Aasen..............        66,684      $12,879,070      1,176,250      578,750      80,014,013       29,189,673
John Sullivan..............        41,361       $8,193,663        287,931      186,669      19,086,277        9,484,410
----------------------------


(1) Shares acquired includes shares purchased pursuant to PMC's Employee Stock Purchase Plan.

(2) Market value of underlying securities at exercise date, minus the exercise price.

(3) Does not include outstanding LTD Special Shares redeemable for shares of Common Stock of PMC.

(4) Market value underlying securities at year-end, minus the exercise price. At December 29, 2000 the closing market price for PMC's stock was $78.625.


Employment Agreements

         Robert Bailey, Gregory Aasen and John Sullivan each have entered into employment agreements with PMC. Under the terms of the employment agreements, upon a termination without cause as defined in the employment agreements (if no change of control as defined in the employment agreements is reasonably expected within the next 60 days or has occurred in the past two years) the executive officers are entitled to receive their base salary and accrued vacation through the date of termination. If the officers are terminated without cause or constructively terminated as defined in the employment agreements and a change of control is reasonably expected to occur within 60 days of the termination or has occurred within the past two years, then the officers are entitled to the following benefits: (1) their base salary through the date of termination; (2) a lump-sum payment equal to four percent of their current base salary for each full month they were employed with PMC, provided that the total payment shall not exceed two times their current base salary; (3) a lump-sum payment equal to two percent of their prior year's bonus for each full month they were employed with PMC; and (4) all accrued vacation through the date of termination. In addition, the executive officers are entitled to execute consulting agreements with PMC that would require them to provide service to PMC during each calendar quarter and maintain the confidentiality of PMC's trade secrets. While they serve as consultants to PMC, their stock options would continue to vest and be exercisable until 30 days after the options have vested. Each of Mr. Bailey and Mr. Sullivan also has the right to terminate employment and become a consultant to PMC on these terms if on the first anniversary of a change of control of PMC, he is an employee of PMC.

         Under the terms of the employment agreements, "cause" means (i) gross dereliction of duties which continues after at least two notices, each 30 days apart, from the Chief Executive Officer (or in the case of the Chief Executive Officer, from a director designated by a majority of the board of directors), specifying in reasonable detail the tasks which must be accomplished and a timeline for their accomplishment to avoid termination for Cause; (ii) willful and gross misconduct which injures PMC; (iii) willful and material violation of laws applicable to PMC; or (iv) embezzlement or theft of Company property. "Change of control" under the employment agreements means the occurrence of any of the following events:

(1) any "person" or "group" as such terms are defined under Sections 13 and 14 of the Securities Exchange Act of 1934 ("Exchange Act") (other than PMC, a subsidiary of PMC, or a Company employee benefit plan) is or becomes the "beneficial owner" (as defined in Exchange Act Rule 13d-3), directly or indirectly, of Company securities representing 50% or more of the combined voting power of PMC's then outstanding securities;

(2) the closing of (a) the sale of all or substantially all of the assets of PMC if the holders of Company securities representing all voting power for the election of directors before the transaction hold less than a majority of the total voting power for the election of directors of all entities which acquire such assets, or (b) the merger of PMC with or into another corporation if the holders of Company securities representing all voting power for the election of directors before the transaction hold less than a majority of the total voting power for the election of directors of the surviving entity;

(3) the issuance of securities which would give a person or group beneficial ownership of Company securities representing 50% or more of all voting power for the election of directors; or

(4) a change in the board of directors such that the incumbent directors and nominees of the incumbent directors are no longer a majority of the total number of directors.

"Constructive termination" under the employment agreements means (i) a material reduction in Executive's Base Salary, target bonus or benefits; (ii) a material reduction in title, authority, status, obligations or responsibilities; or (iii) the requirement that Executive relocate more than 100 miles from the current Company headquarters.

Compensation Committee Interlocks and Insider Participation

      The Compensation Committee consists of Mr. Diller and Dr. Balkanski. The Stock Option Committee consists of Mr. Bailey and any other director. The Benefit Plans Committee consists of Mr. Bailey and any other director.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Exchange Act requires PMC's officers and directors, and persons who own more than 10% of PMC's Common Stock, to file certain reports regarding ownership of, and transactions in, PMC's securities with the Securities and Exchange Commission (the "SEC"). Such officers, directors and 10% stockholders are also required by SEC rules to furnish PMC with copies of all Section 16(a) forms that they file.

         Based solely on its review of the copies of such forms received by PMC, or written representations from certain reporting persons, PMC believes the during fiscal 2000 all the reporting persons complied with Section 16(a) filing requirements except that (i) in August 2000, Mr. Aasen reported on a Form 4 the acquisition in June 2000 of 65,000 shares of Common Stock of PMC upon the exercise of options, and (ii) in April 2001, Mr. Diller reported on a Form 4 the acquisition in March 1999 of 101,512 shares of Common Stock of PMC upon the exercise of options.


             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The following report is provided to stockholders by the members of the Compensation Committee of the Board of Directors.

         Compensation Philosophy. Under the supervision of the Compensation Committee of the Board of Directors, PMC has developed and implemented
compensation   policies,   plans  and   programs   which  seek  to  enhance  the
profitability of PMC, and thus stockholder value, by aligning closely the financial interests of PMC's senior managers with those of its stockholders. In furtherance of these goals, annual base salaries are generally set below competitive levels to emphasize quarterly and longer-term incentive compensation. This is meant to attract, motivate and retain corporate officers and other key employees to perform to the full extent of their abilities. Both types of incentive compensation are variable and closely tied to corporate performance in a manner that encourages continuing focus on profitability and stockholder value.

         Compensation for PMC's executive officers consists of an annual base salary and quarterly and longer-term incentive compensation. The Committee considers the total compensation (earned or potentially available) of each executive officer in establishing each element of compensation.

         Cash Compensation. Each fiscal year the Committee reviews with the Chief Executive Officer and approves, with appropriate modifications, an annual salary plan for PMC's senior executives (other than the Chief Executive Officer). This annual salary plan is composed of two elements: a base salary plan and a quarterly bonus plan. The base salary plan is based on industry, peer group, and national surveys and performance judgements as to the past and expected future contributions of the individual senior executives. The base salaries are fixed at a level below the competitive amounts paid to senior managers with comparable qualifications, experience and responsibilities at other similarly sized high-technology companies. In addition to the base salaries, each executive officer, including the Chief Executive Officer, is eligible to receive a quarterly cash bonus equal to a percentage of PMC's operating group's pre-tax profits for the quarter. The percentages of profits for each participant are determined annually by the Compensation Committee based upon performance judgments as to the past and expected future contributions of the individual senior executives.

         Increases to executive officer base salaries in fiscal 2001 were determined by the Committee after general consideration of total fiscal year 2000 compensation, industry and peer group surveys, individual position and responsibilities and the individual's total compensation package (including annual incentive and long-term incentive compensation) in fiscal 2000 versus the proposed plan for fiscal 2001. Together, the base salary plan and the quarterly bonus plan provide a cash compensation package that is competitive with the industry and peer groups.

         In fiscal 2000, PMC generally attained its performance goals for pre-tax operating profit (excluding non-recurring charges), and bonuses ranged in amount from approximately 54% to approximately 72% of total cash-based compensation for the executive officers named in the Summary Compensation Table (other than the Chief Executive Officer).

         The industry and peer group used by the Compensation Committee for purposes of determining executive officer compensation is not the same peer group used in connection with cumulative total stockholder return because the Compensation Committee believes that PMC's most direct competitors for executive talent are not necessarily all of the companies included in that peer group. To construct the industry and peer group for executive officer compensation, PMC chose companies in the semiconductor industry that (i) have revenues comparable to PMC's revenues, or (ii) compete with PMC for executive talent irrespective of revenue. Companies are included in the latter group if their executives have skills and expertise similar to the skills and expertise PMC requires of its executive officers.

         Stock Options. During each fiscal year, the Compensation Committee considers the desirability of granting to executive officers awards under PMC's 1994 Incentive Stock Plan, which allows for the grant of long-term incentives in the form of stock options and stock purchase rights. The Compensation Committee believes stock option grants encourage the achievement of superior results over time and align employee and stockholder interests. In fixing the grants of stock options to executive officers (other than the Chief Executive Officer) in the last fiscal year, the Compensation Committee reviewed with the Chief Executive Officer the recommended individual award, taking into account scope of accountability, strategic and operational goals, and anticipated performance requirements and contributions of the senior management group. In addition, when hiring new executive officers, the Committee may recommend a grant of options upon acceptance of employment. These grants are made in order to retain qualified personnel and take into account the compensation policies of PMC's competitors and the unique qualifications of the new executives.

         Chief Executive Officer Compensation. The Compensation Committee reviews and fixes the total cash compensation of the Chief Executive Officer based on similar competitive compensation data as for all executive officers and the Compensation Committee's assessment of his past performance and its expectation as to his future contributions in leading PMC and positioning PMC for future growth. For fiscal 2000 the cash bonuses paid to PMC's Chief Executive Officer was approximately 72% of the total cash-based compensation, based on the pre-tax operating profit (excluding the non-recurring expenses) of PMC. In fiscal 2000, PMC did not grant any stock options to the Chief Executive Officer to purchase shares of common stock.

         This report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that PMC specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.


                                          Respectfully submitted by:
                                          Alexandre Balkanski
                                          James Diller



                          STOCK PRICE PERFORMANCE GRAPH

         The following graph shows a comparison of cumulative total stockholder returns for PMC, the Nasdaq National Market, and the line-of-business index for semiconductors and related devices (SIC code 3674) published by Media General Financial Services. The graph assumes the investment of $100 on January 1, 1996. The performance shown is not necessarily indicative of future performance.


                  Comparison of 5-Year Cumulative Total Return*
  Among PMC-Sierra, Inc., Nasdaq National Market Index and SIC Code Index 3674

Measurement Period                          Semiconductors,
(Fiscal Year Covered)    PMC-Sierra Inc.    Related Device   NASDAQ Market Index
---------------------   ----------------  -----------------  -------------------
12/29/1995                  100.00              100.00            100.00
12/31/1996                  108.11              160.99            124.27
12/31/1997                  223.42              167.77            152.00
12/31/1998                  454.95              252.59            214.39
12/31/1999                 2310.78              543.46            378.12
12/29/2000                 2266.63              403.82            237.66


         *  The  total  return  on  each  of  these   investments   assumes  the
reinvestment of dividends, although cash dividends have never been paid on PMC's Common Stock.

         This Stock Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that PMC specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.


                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Board reviews the financial reporting process, the system of internal controls, the audit process and the process for monitoring compliance with laws and regulations. Each of the Audit Committee members satisfies the definition of independent director as established in the Nasdaq Listing Standards. The Board adopted a written charter for the Audit Committee on June 9, 2000, which is attached to this proxy statement. PMC operates with a fiscal year ending on the last Sunday of December. The Audit Committee met one time during the 2000 fiscal year.

         The Audit Committee has reviewed PMC's audited consolidated financial statements and discussed such statements with management. The Audit Committee has discussed with Deloitte & Touche LLP, PMC's independent auditors during the 2000 fiscal year, the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit and Finance Committees, as amended).

         The Audit Committee received from Deloitte & Touche LLP the written disclosures required by Independence Standards Board Standard No. 1 and discussed with them their independence. Based on the review and discussions noted above, the Audit Committee recommended to the Board that PMC's audited consolidated financial statements be included in PMC's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, and be filed with the U.S. Securities and Exchange Commission.

         This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that PMC specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.


                                          Submitted by:

                                          Audit Committee
                                          Alexandre Balkanski, Chairperson
                                          Colin Beaumont
                                          Frank Marshall




                                 PROPOSAL NO. 2

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Board has appointed Deloitte & Touche LLP as PMC's independent auditors to audit its consolidated financial statements for the 2001 fiscal year. During the 2000 fiscal year, Deloitte & Touche LLP served as PMC's independent auditors and also provided certain tax and other consulting services. Although PMC is not required to seek stockholder approval of this appointment, the Board believes it to be sound corporate practice to do so. If the appointment is not ratified, the Audit Committee will investigate the reasons for stockholder rejection and the Board will reconsider the appointment.

Fees billed to PMC by Deloitte & Touche LLP during Fiscal 2000

     Audit Fees:

         Audit fees billed to PMC by Deloitte & Touche LLP during PMC's 2000 fiscal year for review of PMC's annual financial statements and those financial statements included in PMC's quarterly reports on Form 10-Q and current reports on Form 8-K totaled $300,000.

     Financial Information Systems Design and Implementation Fees:

         PMC did not engage Deloitte & Touche LLP to provide advice to PMC regarding financial information systems design and implementation during the fiscal year ended December 31, 2000.

     All Other Fees:

         Fees billed to PMC by Deloitte & Touche LLP during PMC's 2000 fiscal year for all other non-audit services rendered to PMC, including tax related services totaled $1,435,000.

         Representatives of Deloitte & Touche LLP are expected to attend the annual meeting where they will be available to respond to questions and, if they desire, to make a statement.

Recommendation

PMC's Board recommends a vote FOR the ratification of the appointment of Deloitte &Touche LLP as PMC's independent auditors.

Vote Required

The affirmative vote of a majority of the votes cast is required to confirm the appointment of Deloitte & Touche LLP as independent auditors of PMC for the 2001 fiscal year.


     QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING


Q:   Why am I receiving these materials?

A: PMC's Board of Directors (the "Board") is providing these proxy materials to you in connection with PMC's annual meeting of stockholders, which will take place on May 31, 2001. Stockholders are invited to attend the annual meeting and are requested to vote on the proposals described in this proxy statement.

Q:   What information is contained in these materials?

A: The information included in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of directors and our most highly paid officers, and certain other required information. PMC's 2000 Annual Report on Form 10-K, Proxy Card and return envelope are also enclosed.

Q:   What proposals will be voted on at the annual meeting?

A:   There are two proposals scheduled to be voted on at the annual meeting:

o    the election of directors for a 1 year term; and

o the ratification of the appointment of Deloitte & Touche as PMC's independent auditors.

Q:   What is the Board's voting recommendation?

A: PMC's Board recommends that you vote your shares "FOR" each of the nominees to the Board and "FOR" the ratification of the appointment of Deloitte & Touche as PMC's independent auditors.

Q:   Which of my shares can be voted?

A: You can vote all shares you owned as of the close of business on April 19, 2001 (the "Record Date"). These shares include shares that are: (1) held directly in your name as the stockholder of record, and (2) held for you as the beneficial owner through a stockbroker, bank or other nominee.

Q: What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A: Most stockholders of PMC hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

     Stockholder of Record

     If your shares are registered directly in your name with PMC's transfer agent, American Stock Transfer & Trust Company, you are considered the stockholder of record of those shares. As the stockholder of record, you have the right to grant your voting proxy directly to PMC or to vote in person at the annual meeting. PMC has enclosed a proxy card for you to use.

     Beneficial Owner

     If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the annual meeting. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee regarding how to vote your shares.

Q:   How can I vote my shares in person at the annual meeting?

A: Shares held directly in your name as the stockholder of record may be voted in person at the annual meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification.

     Even if you plan to attend the annual meeting, PMC recommends that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the annual meeting. Shares held in street name may be voted in person by you only if you obtain a signed proxy from the record holder giving you the right to vote the shares.

Q:   How can I vote my shares without attending the annual meeting?

A: Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the annual meeting. You may vote by granting a proxy for those shares you hold directly as the stockholder of record or, for shares held in street name, by submitting voting instructions to your broker or nominee using the voting instruction card provided by your broker or nominee.

Q:   Can I change my vote?

A: You may change your proxy instructions at any time prior to the vote at the annual meeting. For shares held directly in your name, you may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) or by attending the annual meeting and voting in person. Attendance at the annual meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares held beneficially by you, you may accomplish this by submitting new voting instructions to your broker or nominee.

Q:   How are votes counted?

A: In the election of directors, you may vote "FOR" all of the nominees or your vote may be "WITHHELD" with respect to one or more of the nominees. For the other proposal, you may vote "FOR", "AGAINST" or "ABSTAIN". If you "ABSTAIN", it has the same effect as a vote "AGAINST". If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board.

Q:   What is the voting requirement to approve each of the proposals?

A: The five nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to vote shall be elected as directors. All other proposals require the affirmative "FOR" vote of a majority of those shares present and entitled to vote. If you are a beneficial owner and do not provide the stockholder of record with voting instructions, your shares may constitute broker non-votes, as described below in "What is the quorum requirement for the annual meeting?" In tabulating the voting result for any particular proposal, shares which constitute broker non-votes are not considered entitled to vote.

Q: What does it mean if I receive more than one proxy or voting instruction card?

A: It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q:   Where can I find the voting results of the annual meeting?

A: PMC will announce preliminary voting results at the annual meeting and publish final results in PMC's quarterly report on Form 10-Q for the second quarter of fiscal 2001.

Q:   What happens if additional proposals are presented at the annual meeting?

A: Other than the 2 proposals described in this proxy statement, PMC does not expect any matters to be presented for a vote at the annual meeting. If you grant a proxy, the persons named as proxy holders, Robert Bailey, PMC's Chairman, President and Chief Executive officer, and John Sullivan, PMC's Vice President of Finance and Chief Financial Officer, will have the discretion to vote your shares on any additional matters properly presented for a vote at the annual meeting. If for any unforeseen reason any of PMC's nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

Q:   What class of shares is entitled to be voted?

A: Each share of PMC's common stock outstanding as of the close of business on April 19, 2000, the Record Date, is entitled to one vote at the annual meeting. In addition, since cumulative voting applies to PMC's common stock in the election of directors, if any stockholder at the meeting and prior to the voting gives notice of the stockholder's intention to cumulate votes for the election of directors, then every stockholder, or the stockholder's proxy, who is entitled to vote upon the election of directors may cumulate such stockholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares held by such stockholder, or distribute the stockholder's votes on the same principle among as many candidates as the stockholder may select, provided that votes cannot be cast for more than five nominees. On the Record Date, PMC had approximately 163,868,703 shares of common stock issued and outstanding.

Q:   What is the quorum requirement for the annual meeting?

A: The quorum requirement for holding the annual meeting and transacting business is a majority of the outstanding shares entitled to be voted as of the Record Date. The shares may be present in person or represented by proxy at the annual meeting. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. Broker non-votes, however, are not counted as shares present and entitled to be voted with respect to the matter on which the broker has expressly not voted. Thus, broker non-votes will not affect the outcome of any of the matters being voted on at the annual meeting. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote such shares.

Q:   Who will count the vote?

A: A representative of Georgeson Shareholder Communications Inc. will tabulate the votes and act as the Inspector of Elections.

Q:   Is my vote confidential?

A: Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within PMC or to third parties except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, or (3) to facilitate a successful proxy solicitation by the Board. Occasionally, stockholders provide written comments on their proxy card which are then forwarded to PMC's management.

Q:   Who will bear the cost of soliciting votes for the annual meeting?

A: PMC will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by PMC's directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. PMC has retained the services of Georgeson Shareholder Communications Inc. to aid in the solicitation of proxies from banks, brokers, nominees and intermediaries. PMC estimates that it will pay Georgeson a fee of $15,000 for its services. In addition, PMC may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners.

Q: May I propose actions for consideration at next year's annual meeting of stockholders or nominate individuals to serve as directors?

A: You may submit proposals for consideration at future annual stockholder meetings, including director nominations.

     Stockholder Proposals: In order for a stockholder proposal to be considered for inclusion in PMC's proxy statement for next year's annual meeting, the written proposal must be received by PMC no later than December 30, 2001 and should contain such information as required under PMC's Bylaws. Such proposals will need to comply with the U.S. Securities and Exchange Commission's regulations regarding the inclusion of stockholder proposals in PMC-sponsored proxy materials.



                                   APPENDIX A

                             AUDIT COMMITTEE CHARTER

         This Audit Committee Charter (Charter) has been adopted by the Board of Directors (the Board) of PMC-Sierra, Inc. The Audit Committee of the Board (the Committee) shall review and reassess this charter annually and recommend any proposed changes to the Board for approval.

         1.       Role and Independence: Organization

         The Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, internal control and financial reporting practices of PMC. It may also have such other duties as may from time to time be assigned to it by the Board. The membership of the Committee shall consist of at least three directors, who are each free of any relationship that, in the opinion of the Board, may interfere with such member's individual exercise of independent judgement. Each Committee member shall also meet the independence and financial literacy requirements for serving on audit committees, and at least one member shall have financial management expertise, all as set forth in the applicable rules of the Nasdaq. The Committee shall maintain free and open communication with the independent auditors and Company management. In discharging its oversight role, the Committee is empowered to investigate any matter relating to PMC's accounting, internal control or financial reporting practices brought to its attention, with full access to all Company books, records, facilities and personnel. The Committee may retain outside counsel, auditors or other advisors.

         One member of the Committee shall be appointed as chair. The chair shall be responsible for leadership of the Committee, including scheduling and presiding over meetings, preparing agendas, and making regular reports to the Board. The chair will also maintain regular liaison with the CEO, CFO, and the lead independent audit partner.

         The Committee shall meet at least two times a year, or more frequently as the Committee considers necessary. At least once each year the Committee shall have separate private meetings with the independent auditors and management.

         2.       Responsibilities

         Although the Committee may wish to consider other duties from time to time, the general recurring activities of the Committee in carrying out is oversight role are described below. The Committee shall be responsible for:

o Recommending to the Board the independent auditors to be retained (or nominated for shareholder approval) to audit the financial statements of PMC. Such auditors are ultimately accountable to the Board and the Committee, as representatives of the shareholders.

o             Evaluating,   together   with  the  Board  and   management,   the
              performance of the independent auditors and, where appropriate, replacing such auditors.

o Obtaining annually from the independent auditors a formal written statement describing all relationships between the auditors and PMC, consistent with Independence Standards Board Standard Number
              1. The Committee shall actively engage in a dialogue with the independent auditors with respect to any relationships that may impact the objectivity and independence of the auditors and shall take, or recommend that the Board take, appropriate actions to oversee and satisfy itself as to the auditors' independence.

o Reviewing the audited financial statements and discussing them with management and the independent auditors. These discussions shall include the matters required to be discussed under Statement of Auditing Standards No. 61 and consideration of the quality of PMC's accounting principles as applied in its financial reporting, including a review of particularly sensitive accounting estimates, reserves and accruals, judgmental areas, audit adjustments (whether or not recorded), and other such inquiries as the Committee or the independent auditors shall deem appropriate. Based on such review, the Committee shall make its recommendation to the Board as to the inclusion of PMC's audited financial statements in PMC's Annual Report on Form 10-K.

o             Issuing  annually a report to be included in PMC's proxy statement
              as  required  by  the  rules  of  the   Securities   and  Exchange
              Commission.

o Overseeing the relationship with the independent auditors, including discussing with the auditors the audit process, receiving and reviewing audit reports, and providing the auditors full access to the Committee (and the Board) to report on any and all appropriate matters.

o Discussing with a representative of management and the independent auditors any issues arising from the independent auditors review of the quarterly financial statements prior to the filing of PMC's Quarterly Report on form 10-Q.

o Discussing with management and the independent auditors the quality and adequacy of and compliance with PMC's internal controls.

o Discussing with management and/or PMC's general counsel any legal matters (including the status of pending litigation) that may have a material impact on PMC's financial statements, and any material reports or inquiries from regulatory or governmental agencies.

         The Committee's job is one of oversight. Management is responsible for the preparation of PMC's financial statements and the independent auditors are responsible for auditing those financial statements. The Committee and the Board recognize that management and the independent auditors have more resources and time, and more detailed knowledge and information regarding PMC's accounting, auditing, internal control and financial reporting practices than the Committee does; accordingly the Committee's oversight role does not provide any expert or special assurance as to the financial statements and other financial information provided by PMC to its shareholders and others.